                                                                 Exhibit (g)(vi)
                                   SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                                                                              Effective Date
----                                                                                                              --------------
Schwab International Index Fund -- Investor Shares                                                                July 21, 1993

Schwab International Index Fund -- Select Shares                                                                  April 30, 1997

Schwab Small-Cap Index Fund -- Investor Shares                                                                    October 14, 1993

Schwab Small-Cap Index Fund -- Select Shares                                                                      April 30, 1997

Schwab MarketTrack Growth Portfolio -- Investor Shares (formerly known as Schwab Asset                            September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Growth Portfolio -- P Shares                                                                   November 29, 2005

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset Director-Balanced Growth                    September 25, 1995
Fund)

Schwab MarketTrack Conservative Portfolio -- Investor Shares (formerly known as Schwab Asset                      September 25, 1995
Director-Conservative Growth Fund)

Schwab MarketTrack Conservative Portfolio -- P Shares                                                             November 29, 2005

Schwab MarketTrack All Equity Portfolio (formerly known as Schwab Asset Director-Aggressive                       April 16, 1998
Growth Fund)

Schwab S&P 500 Index Fund -- Investor Shares                                                                      February 28, 1996

Schwab S&P 500 Index Fund -- e.Shares                                                                             February 28, 1996

Schwab S&P 500 Index Fund -- Select Shares                                                                        April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)                                                 May 21, 1996

Laudus International MarketMasters Fund -- Investor Shares (formerly known as Schwab                              September 2, 1996
International MarketMasters Fund -- Investor Shares, Schwab MarketManager International Portfolio
and Schwab OneSource Portfolios-International)

Laudus International MarketMasters Fund -- Select Shares (formerly known as Schwab International                  April 1, 2004
MarketMasters Fund -- Select Shares, Schwab MarketManager International Portfolio and Schwab
OneSource Portfolios-International)

Fund                                                                                                              Effective Date
----                                                                                                              --------------
Laudus U.S. MarketMasters Fund -- Investor Shares (formerly known as Schwab U.S. MarketMasters                    October 13, 1996
Fund -- Investor Shares, Schwab MarketManager Growth Portfolio and Schwab OneSource
Portfolios-Growth Allocation)

Laudus U.S. MarketMasters Fund -- Select Shares (formerly known as Schwab U.S. MarketMasters Fund                 June 1, 2004
-- Select Shares, Schwab MarketManager Growth Portfolio and Schwab OneSource Portfolios-Growth
Allocation)

Schwab Balanced Fund (formerly known as Schwab Viewpoints Fund -- Investor Shares, Laudus                         October 13, 1996
Balanced MarketMasters Fund -- Investor Shares (formerly known as Schwab Balanced MarketMasters
Fund -- Investor Shares, Schwab MarketManager Balanced Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Laudus Small-Cap MarketMasters Fund -- Investor Shares (formerly known as Schwab Small-Cap                        August 3, 1997
MarketMasters Fund -- Investor Shares, Schwab MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios-Small Company)

Laudus Small-Cap MarketMasters Fund -- Select Shares (formerly known as Schwab Small-Cap                          June 1, 2004
MarketMasters Fund -- Select Shares, Schwab MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios-Small Company)

Schwab Institutional Select S&P 500 Fund (formerly known as Institutional Select S&P 500 Fund)                    October 28, 1998

Schwab Total Stock Market Index Fund -- Investor Shares                                                           April 15, 1999

Schwab Total Stock Market Index Fund -- Select Shares                                                             April 15, 1999

Schwab Financial Services Fund (formerly known as Financial Services Focus Fund)                                  May 15, 2000

Schwab Health Care Fund (formerly known as Health Care Focus Fund)                                                May 15, 2000

Schwab Hedged Equity Fund -- Investor Shares                                                                      August 26, 2003

Schwab Hedged Equity Fund -- Select Shares                                                                        August 6, 2002

Schwab Small-Cap Equity Fund -- Investor Shares                                                                   May 19, 2003

Schwab Small-Cap Equity Fund -- Select Shares                                                                     May 19, 2003

Schwab Dividend Equity Fund -- Investor Shares                                                                    September 23, 2003

Schwab Dividend Equity Fund -- Select Shares                                                                      September 23, 2003

Fund                                                                                                              Effective Date
----                                                                                                              --------------
Schwab Premier Equity Fund -- Investor Shares                                                                     November 16, 2004

Schwab Premier Equity Fund -- Select Shares                                                                       November 16, 2004

Schwab Target 2010 Fund                                                                                           May 4, 2005

Schwab Target 2015 Fund                                                                                           November 12, 2007

Schwab Target 2020 Fund                                                                                           May 4, 2005

Schwab Target 2025 Fund                                                                                           November 12, 2007

Schwab Target 2030 Fund                                                                                           May 4, 2005

Schwab Target 2035 Fund                                                                                           November 12, 2007

Schwab Target 2040 Fund                                                                                           May 4, 2005

Schwab Retirement Income Fund                                                                                     May 4, 2005

Schwab Large Cap Growth Fund -- Investor Shares                                                                   May 24, 2005

Schwab Large Cap Growth Fund -- Select Shares                                                                     May 24, 2005

Schwab Fundamental US Large Company Index Fund                                                                    February 28, 2007

Schwab Fundamental US Small-Mid Company Index Fund                                                                February 28, 2007

Schwab Fundamental International Large Company Index Fund                                                         February 28, 2007

Schwab Fundamental Emerging Markets Index Fund                                                                    November 12, 2007

Schwab Fundamental International Small-Mid Company Index Fund                                                     November 12, 2007

                                        SCHWAB CAPITAL TRUST

                                        By:   ----------------------------
                                              Jeffrey Mortimer,
                                              Senior Vice President
                                              and Chief Investment Officer

                                        CHARLES SCHWAB & CO., INC.

                                        By:   ----------------------------
                                              Fred Potts,
                                              Senior Vice President
                                              Mutual Fund Client Services
Dated as of February 28, 2008

                                   SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.



THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

Fund                                                                    Fee
----                                                                    ---
Schwab International Index Fund -- Investor Shares                      Twenty one-hundredths of one percent (0.20%) of the
                                                                        Fund's average daily net assets

Schwab International Index Fund -- Select Shares                        Five one-hundredths of one percent (0.05%) of the class'
                                                                        average daily net assets

Schwab Small-Cap Index Fund--Investor Shares                            Twenty one-hundredths of one percent (0.20%) of the
                                                                        Fund's average daily net assets

Schwab Small-Cap Index Fund--Select Shares                              Five one-hundredths of one percent (0.05%) of the class'
                                                                        average daily net assets

Schwab MarketTrack Growth Portfolio--Investor Shares (formerly known    Twenty one-hundredths of one percent (0.20%) of the
as Schwab Asset Director--High Growth Fund)                             Fund's average daily net assets

Schwab MarketTrack Growth Portfolio-- P Shares                          Five one-hundredths of one percent (0.05%) of the class'
                                                                        average daily net assets

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset   Twenty one-hundredths of one percent (0.20%) of the
Director--Balanced Growth Fund)                                         Fund's average daily net assets

Schwab MarketTrack Conservative Portfolio--Investor Shares (formerly    Twenty one-hundredths of one percent (0.20%) of the
known as Schwab Asset Director--Conservative Growth Fund)               Fund's average daily net assets

Schwab MarketTrack Conservative Portfolio--P Shares                     Five one-hundredths of one percent (0.05%) of the class'
                                                                        average daily net assets

Schwab Market Track All Equity Portfolio (formerly known as Schwab      Twenty one-hundredths of one percent (0.20%) of the
Asset Director--Aggressive Growth Fund)                                 Fund's average daily net assets

Fund                                                                    Fee
----                                                                    ---
Schwab S&P 500 Index Fund --Investor Shares                             Twenty one-hundredths of one percent (0.20%) of the
                                                                        class' average daily net assets

Schwab S&P 500 Index Fund -- e.Shares                                   Five one-hundredths of one percent (0.05%) of the class'
                                                                        average daily net assets

Schwab S&P 500 Index Fund --Select Shares                               Five one-hundredths of one percent (0.05%) of the class'
                                                                        average daily net assets

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)       Twenty one-hundredths of one percent (0.20%) of the
                                                                        Fund's average daily net assets.

Laudus International MarketMasters Fund -- Investor Shares (formerly    Twenty one-hundredths of one percent (0.20%) of the
known as Schwab International MarketMasters Fund -- Investor Shares,    Fund's average daily net assets.
MarketManager International Portfolio and Schwab OneSource
Portfolios--International)

Laudus International MarketMasters Fund -- Select Shares (formerly      Fifteen one-hundredths of one percent (0.15%) of the
known as Schwab International MarketMasters Fund -- Select Shares,      Fund's average daily net assets
MarketManager International Portfolio and Schwab OneSource
Portfolios--International)

Laudus U.S. MarketMasters Fund -- Investor Shares (formerly known as    Twenty one-hundredths of one percent (0.20%) of the
Schwab U.S. MarketMasters Fund -- Investor Shares, Schwab               Fund's average daily net assets
MarketManager Growth Portfolio and Schwab OneSource Portfolios--Growth
Allocation)

Laudus U.S. MarketMasters Fund -- Select Shares (formerly known as      Fifteen one-hundredths of one percent (0.15%) of the
Schwab U.S. MarketMasters Fund -- Select Shares, Schwab MarketManager   Fund's average daily net assets
Growth Portfolio and Schwab OneSource Portfolios--Growth Allocation)

Schwab Viewpoints Fund (formerly known as Schwab Viewpoints Fund --     Twenty one-hundredths of one percent (0.20%) of the
Investor Shares, Laudus Balanced MarketMasters Fund -- Investor         Fund's average daily net assets
Shares, Schwab Balanced MarketMasters Fund -- Investor Shares, Schwab
MarketManager Balanced Portfolio and Schwab OneSource
Portfolios--Balanced Allocation)

Laudus Small-Cap MarketMasters Fund -- Investor Shares (formerly known  Twenty one-hundredths of one percent (0.20%) of the
as Schwab Small-Cap MarketMasters Fund -- Investor                      Fund's average daily net assets

Fund                                                                    Fee
----                                                                    ---
Shares, Schwab MarketManager Small Cap Portfolio and Schwab OneSource
Portfolios--Small Company)

Laudus Small-Cap MarketMasters Fund -- Select Shares (formerly known    Fifteen one-hundredths of one percent (0.15%) of the
as Schwab Small-Cap MarketMasters Fund -- Select Shares, Schwab         Fund's average daily net assets
MarketManager Small Cap Portfolio and Schwab OneSource
Portfolios--Small Company)

Schwab Institutional Select S&P 500 Fund (formerly known as             Five one-hundredths of one percent (0.05%) of the Fund's
Institutional Select S&P 500 Fund)                                      average daily net assets

Schwab Total Stock Market Index Fund -- Investor Shares                 Twenty one-hundredths of one percent (0.20%) of the
                                                                        Fund's average daily net assets

Schwab Total Stock Market Index Fund -- Select Shares                   Five one-hundredths of one percent (0.05%) of the Fund's
                                                                        average daily net assets

Schwab Financial Services Fund (formerly known as Financial Services    Twenty one-hundredths of one percent (0.20%) of the
Focus Fund)                                                             Fund's average daily net assets

Schwab Health Care Fund (formerly known as Health Care Focus Fund)      Twenty one-hundredths of one percent (0.20%) of the
                                                                        Fund's average daily net assets

Schwab Hedged Equity Fund -- Investor Shares                            Twenty one-hundredths of one percent (0.20%) of the
                                                                        Fund's average daily net assets

Schwab Hedged Equity Fund -- Select Shares                              Five one-hundredths of one percent (0.05%) of the Fund's
                                                                        average daily net assets

Schwab Small-Cap Equity Fund -- Investor Shares                         Twenty one-hundredths of one percent (0.20%) of the
                                                                        Fund's average daily net assets

Schwab Small-Cap Equity Fund -- Select Shares                           Five one-hundredths of one percent (0.05%) of the Fund's
                                                                        average daily net assets

Schwab Dividend Equity Fund -- Investor Shares                          Twenty one-hundredths of one percent (0.20%) of the
                                                                        Fund's average daily net assets

Schwab Dividend Equity Fund -- Select Shares                            Five one-hundredths of one percent (0.05%) of the Fund's
                                                                        average daily net assets

Schwab Premier Equity Fund -- Investor Shares                           Twenty one-hundredths of one percent (0.20%) of the
                                                                        Fund's average daily net assets

Schwab Premier Equity Fund -- Select Shares                             Five one-hundredths of one percent (0.05%) of the Fund's
                                                                        average daily net assets

Schwab Target 2010 Fund                                                 Zero percent (0%) of the Fund's average daily net assets

Fund                                                                    Fee
----                                                                    ---
Schwab Target 2015 Fund                                                 Zero percent (0%) of the Fund's average daily net assets

Schwab Target 2020 Fund                                                 Zero percent (0%) of the Fund's average daily net assets

Schwab Target 2025 Fund                                                 Zero percent (0%) of the Fund's average daily net assets

Schwab Target 2030 Fund                                                 Zero percent (0%) of the Fund's average daily net assets

Schwab Target 2035 Fund                                                 Zero percent (0%) of the Fund's average daily net assets

Schwab Target 2040 Fund                                                 Zero percent (0%) of the Fund's average daily net assets

Schwab Retirement Income Fund                                           Zero percent (0%) of the Fund's average daily net assets

Schwab Large-Cap Growth Fund -- Investor Shares                         Twenty one-hundredths of one percent (0.20%) of the
                                                                        Fund's average daily net assets

Schwab Large-Cap Growth Fund -- Select Shares                           Five one-hundredths of one percent (0.05%) of the Fund's
                                                                        average daily net assets

Schwab Fundamental US Large Company Index Fund -- Investor Shares       Twenty one-hundredths of one percent (0.20%) of the
                                                                        Fund's average daily net assets

Schwab Fundamental US Large Company Index Fund -- Select Shares         Five one-hundredths of one percent (0.05%) of the Fund's
                                                                        average daily net assets

Schwab Fundamental US Large Company Index Fund -- Institutional Shares  Five one-hundredths of one percent (0.05%) of the Fund's average daily net assets

Schwab Fundamental US Small-Mid Company Index Fund -- Investor Shares   Twenty one-hundredths of one percent (0.20%) of the
                                                                        Fund's average daily net assets

Schwab Fundamental US Small-Mid Company Index Fund -- Select Shares     Five one-hundredths of one percent (0.05%) of the Fund's
                                                                        average daily net assets

Schwab Fundamental US Small-Mid Company Index Fund -- Institutional     Five one-hundredths of one percent (0.05%) of the Fund's
Shares                                                                  average daily net assets

Schwab Fundamental International Large Company Index Fund -- Investor   Twenty one-hundredths of one percent (0.20%) of the
Shares                                                                  Fund's average daily net assets

Schwab Fundamental International Large Company Index Fund -- Select     Five one-hundredths of one percent (0.05%) of the Fund's
Shares                                                                  average daily net assets

Schwab Fundamental International Large Company Index Fund --            Five one-hundredths of one percent (0.05%) of the Fund's
Institutional Shares                                                    average daily net assets

Schwab Fundamental Emerging Markets Index Fund -- Investor Shares       Twenty one-hundredths of one percent (0.20%) of the
                                                                        Fund's average daily net assets

Schwab Fundamental Emerging Markets                                     Five one-hundredths of one percent (0.05%) of the Fund's
                                                                        average daily net assets

Fund                                                                    Fee
----                                                                    ---
Index Fund -- Select Shares

Schwab Fundamental Emerging Markets Index Fund -- Institutional Shares  Five one-hundredths of one percent (0.05%) of the Fund's average daily net assets

Schwab Fundamental International Small-Mid Company Index Fund --        Twenty one-hundredths of one percent (0.20%) of the
Investor Shares                                                         Fund's average daily net assets

Schwab Fundamental International Small-Mid Company Index Fund --        Five one-hundredths of one percent (0.05%) of the Fund's
Select Shares                                                           average daily net assets

Schwab Fundamental International Small-Mid Company Index Fund --        Five one-hundredths of one percent (0.05%) of the Fund's
Institutional Shares                                                    average daily net assets

The aforementioned shareholder service fees shall be reduced to the extent a third-party intermediary, pursuant to a written agreement with the Fund, is compensated by the Fund for providing certain shareholder services. In no event shall this fee reduction with respect to any third party intermediary be greater than, the fee payable to Charles Schwab & Co. Inc. (per this Agreement or after waivers) for providing shareholder service to the Fund. This fee reduction shall exclude fees paid to a third-party intermediary for sub-transfer agency related services, including, but not limited to, establishment and maintenance of customer records and/or shareholder accounts, even if such services are not described as sub-transfer agency services in the agreement with such third-party intermediary.

                                               SCHWAB CAPITAL TRUST

                                               By:
                                                    ------------------
                                                    Jeffrey Mortimer,
                                                    Senior Vice President
                                                    and Chief Investment Officer

                                               CHARLES SCHWAB & CO., INC.

                                               By:
                                                    ------------------
                                                    Fred Potts,
                                                    Senior Vice President
                                                    Mutual Fund Client Services

Dated as of February 28, 2008